UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 12, 2002





                              MGP Ingredients, Inc.
             (Exact name of registrant as specified in its charter)




            KANSAS                 0-17196               48-0531200
(State or other jurisdiction of  (Commission   (IRS Employer Identification No.)
        incorporation)           File Number)



                                1300 Main Street
                                     Box 130
                             Atchison, Kansas 66002
               (Address of principal executive offices) (Zip Code)


                                 (913) 367-1480
              (Registrant's telephone number, including area code)

Item 7.  Exhibits

     99.1 Press Release dated November 12, 2002.

Item 9. Regulation FD Disclosure.

     Attached as Exhibit 99.1 and incorporated into this Item 9 by reference, is the press release which was issued on November 12, 2002 by MGP Ingredients, Inc., announcing first quarter operating results for fiscal year 2003. The press release attached to the Form 8-K filed earlier today was not in the form issued by the Company. The amounts shown as the Refundable Income taxes for the periods ending September 30, 2002 and 2001 in the earlier filed version were not correct.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MGP INGREDIENTS, INC.



Date: November 12, 2002            By:/s/ Brian T. Cahill
                                      Brian T. Cahill
                                      Vice President and Chief Financial Officer